UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2026

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Euclid Avenue,	Suite 1600,	Cleveland,	Ohio	44115
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote Security Holders.
On March 5, 2026, TransDigm Group Incorporated (the “Company”) conducted its Annual Meeting of Stockholders (the “2026 Annual Meeting”). At the meeting, Mses. Jane M. Cronin and Michele L. Santana and Messrs. David A. Barr, Michael Graff, Sean P. Hennessy, W. Nicholas Howley, Michael J. Lisman, Gary E. McCullough, Peter J. Palmer and Robert J. Small were elected as directors of the Company. In addition, the stockholders ratified the Company’s selection of Ernst & Young LLP as its independent registered public accounting firm and as the auditors of the Company's consolidated financial statements for the fiscal year ending September 30, 2026 and, in an advisory vote, approved the compensation paid by the Company to its named executive officers. The details of the vote are set forth below:
Proposal No. 1 – Election of Ten Director Nominees to the Company's Board of Directors:

	FOR	WITHHELD	BROKER NON-VOTES
David A. Barr	49,439,187	777,640	2,616,917
Jane M. Cronin	48,845,224	1,371,603	2,616,917
Michael Graff	48,158,601	2,058,226	2,616,917
Sean P. Hennessy	48,949,934	1,266,893	2,616,917
W. Nicholas Howley	48,963,201	1,253,626	2,616,917
Michael J. Lisman	49,861,805	355,022	2,616,917
Gary E. McCullough	46,187,687	4,029,140	2,616,917
Peter J. Palmer	49,334,023	882,804	2,616,917
Michele L. Santana	48,861,884	1,354,943	2,616,917
Robert J. Small	49,061,518	1,155,309	2,616,917
Proposal No. 2 – Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2026:

FOR	51,593,887
AGAINST	1,227,313
ABSTAIN	12,544
Proposal No. 3 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers:

FOR	48,583,255
AGAINST	1,612,610
ABSTAIN	20,962
BROKER NON-VOTES	2,616,917

No other matters were brought before stockholders for a vote at the 2026 Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Armani Vadiee
Name:	Armani Vadiee
Title:	General Counsel, Chief Compliance Officer and Secretary

Dated: March 5, 2026